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                                       UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) of (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





                              STRATEGIC PARTNERS, INC.


              A Wyoming Corporation           EIN: 77-0494696

                              3525 Sunset Lane
                            Oxnard, Calif. 93035

              Telephone: 805-984-0821    Fax: 805-984-2764

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

       Securities Act registration statement file number to which this form relates: 333-95485


          Securities registered pursuant to section 12(g)of the Act:

                           Common stock

Item 1. Description of Registrant's Securities to be Registered.

     The registrant incorporates by reference the information contained in its registration statement previously filed.


Item 2.  Exhibits.

     The registrant incorporates by reference the exhibits filed with its previously filed registration statement.










SIGNATURE


   STRATEGIC PARTNERS, INC.


    Dated:       4/16/2001




By:   /s/ Frank J. Weinstock
     ---------------------------------
    Frank J. Weinstock, President,
    Director and Chief Executive Officer